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EXHIBIT 23.2

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 6, 2000, with respect to the financial statements of ImmGenics Pharmaceuticals Inc., in the Post-Effective Amendment No. 3 to the Registration Statement (Form S-1 No. 333-49858) and related Prospectus of Abgenix, Inc. for the registration of 4,050,000 shares of its common stock.

                      /s/ Ernst & Young LLP
                      Chartered Accountants

Vancouver, Canada
January 24, 2002

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  EXHIBIT 23.2
CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS